TRANSAMERICA FUNDS

Supplement to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information, as supplemented

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Transamerica Global Macro

Effective on or about April 30, 2013, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with First Quadrant, L.P. with respect to Transamerica Global Macro (the “fund”) and will enter into a new investment sub-advisory agreement with The Cambridge Strategy (Asset Management) Limited with respect to the fund. An information statement will be mailed to fund shareholders to provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser, the fund’s investment objective and principal investment strategies will change. The fund’s advisory fees will remain the same or may be lower due to the Board’s adoption of additional breakpoints to TAM’s management contract, which have the potential to lower advisory fees should fund assets reach certain levels. These changes are described below.

The fund’s investment adviser, TAM, will remain the same.

Effective on or about April 30, 2013, the following information will supplement and supersede any contrary information contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) concerning the fund:

INVESTMENT OBJECTIVE:

The fund seeks total return.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal circumstances, the fund’s sub-adviser, The Cambridge Strategy (Asset Management) Limited (the “sub-adviser”), seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, currency, and commodity markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures, forwards, options, and swap contracts on global equity and fixed income securities and security indices, interest rates, currencies, and commodities (collectively, the “Instruments”). Generally, the fund either invests directly in those Instruments, or indirectly by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) that invests in those Instruments.

The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-U.S. governments, their agencies or instrumentalities or supranational organizations). Up to 15% of the fund’s assets may be invested in non-G-20, Frontier or other developing countries. Such investments will be made in highly liquid securities and no single position will be greater than 3% of the fund’s assets. Up to 15% of the fund’s assets may be invested in credit default swaps. Up to 10% of the fund’s assets may be invested in commodities. Up to 10% of the fund’s assets may be invested in ETFs. In selecting equity investments for the fund, the sub-adviser is not constrained by any particular investment style or capitalization range. In selecting bond investments for the fund, the sub-adviser will have the flexibility to invest in debt-related investments of any credit quality and with any duration. The fund will often use derivative instruments as its principal means to quickly and efficiently gain exposure to equity securities, fixed-income securities, foreign currencies, and commodities in seeking to take advantage of value (and reduce exposure to risk) that the sub-adviser identifies in the global equity, bond, currency, and commodity markets.

The sub-adviser employs an investment process for the fund that consists of four key components: 1) fundamental views, conducting thematic top-down analysis of the key drivers of sentiment in the market: economic developments, liquidity and valuation across asset classes and countries; 2) monetizing investment views, seeking the most efficient way of implementing fundamental views across asset classes and identifying favorable risk/return characteristics while paying particular attention to liquidity, cost, volatility and capital efficiency; 3) asset allocation, ensuring that each asset class contributes the same amount of risk to the fund, employing a risk-parity approach, which is a blend of quantitative and qualitative techniques; and 4) risk management, risks are controlled and no arbitrary risk allocations are made to strategies that are not working.

The sub-adviser expects the fund’s NAV over short-term periods to be volatile because of the significant use of instruments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The fund’s returns are expected to be volatile; however, the sub-adviser, on average, will target an annualized volatility level for the fund of 10-15% based on daily observations. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 5% and 20%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.

As a result of the fund’s strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund’s ability to use leverage; however, the fund is not subject to any additional limitations on its net long and short exposures. For example, the fund could hold instruments that provide five times the net return of a broad- or narrow-based securities index. The strategy does produce high portfolio turnover, where the average holding period is less than 90 days. During periods of market volatility, the holding period may be shorter. Despite the trading frequency, instruments with maturities of less than one year are excluded from turnover calculations resulting in the published turnover in the fund’s annual report to be less than actual turnover.

The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.

The fund is non-diversified.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions directly, or through ETFs, in cash and short-term debt securities without limit. During periods of defensive investing, it will be more difficult for the fund to achieve its objective.

PRINCIPAL RISKS:

The following risks are added to the “Principal Risks” section:

Commodities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund’s investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Investment Companies: To the extent that an underlying fund invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Subsidiary – By investing in the Subsidiary, the fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the fund and will be subject to the same risks that apply to similar investments if held directly by the fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. The fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the fund.

Tax – The fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the fund’s taxable income or gains and of distributions made by the fund.

SUB-ADVISER:

The Cambridge Strategy (Asset Management) Limited. The principal business address is 7th Floor, Berger House, 36-38 Berkeley Square, London W1J 5AE, United Kingdom.

PORTFOLIO MANAGERS:

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
David Russell Thompson	Portfolio Manager	The Cambridge Strategy (Asset Management Limited)	Portfolio Manager of the fund since 2013; Chief Investment Officer, Portfolio Manager of The Cambridge Strategy (Asset Management) Limited since 2003

Walid Khalfallah, CFA	Portfolio Manager	The Cambridge Strategy (Asset Management Limited)	Portfolio Manager of the fund since 2013; Senior Portfolio Manager of The Cambridge Strategy (Asset Management) Limited since 2009; Head of Middle East Equity Research (HSBC) from 2007 to 2008

Ali Bora Yigitbasioglu	Portfolio Manager	The Cambridge Strategy (Asset Management Limited)	Portfolio Manager of the fund since 2013; Senior Portfolio Manager of The Cambridge Strategy (Asset Management) Limited since 2010; Senior Trader at Dresdner Kleinwort/Commerzbank from 2008 to 2010; Quantitative Analyst (FX Options) and EM Rates Options Trader of Lehman Brothers from 2004 to 2008

ADVISORY FEES:

TAM receives compensation, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets):

First $300 million	1.25%
Over $300 million up to $500 million	1.175%
Over $500 million up to $600 million	1.12%
In excess of $600 million	1.05%

ADDITIONAL BENCHMARK:

The following replaces the table in the Performance section relating to Transamerica Global Macro:

Average Annual Total Returns (periods ended December 31, 2012)

	1 Year	5 Years	Since Inception	Inception Date

Class I2				01/03/2007

Return before taxes	1.75%	-2.20%	-2.23%

Return after taxes on distributions	1.75%	-3.58%	-3.44%
Return after taxes on distributions and sale of fund shares	1.14%	-2.32%	-2.30%
Citigroup 1-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.05%	0.33%	1.03%
HFRX Macro: Discretionary Thematic Index (reflects no deduction for fees, expenses or taxes)	8.57%	3.13%	3.13%

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Investors Should Retain this Supplement for Future Reference

April 19, 2013

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